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Exhibit 99.1

COMPUTER NETWORK TECHNOLOGY CORPORATION
            STOCK AWARD PROGRAM
(as amended and restated through                        )
RESTRICTED STOCK AGREEMENT

        THIS AGREEMENT made as of the «day» day of «month», «year», between Computer Network Technology Corporation, a Minnesota corporation (the "Company") and «employee» (the "Employee"),

W I T N E S S E T H:

        WHEREAS, the Computer Network Technology Corporation            Stock Award Plan (as amended and restated through                        ) (the "Plan") permits the Company to make certain awards to Employees, including awards of Restricted Stock; and

        WHEREAS, the Stock Plans Committee of the Board of Directors of the Company (the "Committee") has determined to make an award of Restricted Stock to the Employee, such award to be governed by the terms of the Plan and this Agreement;

        NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the parties agree as follows:

        1.     Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Plan. Specific definitions used herein include, but are not limited to:

          (a)   Change of Control: A "Change of Control" shall be deemed to have occurred if any "Person" (as defined below), excluding for this purpose, the Company or any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company or any entity organized, appointed or established for or pursuant to the terms of any such plan which acquires beneficial ownership of common shares of the Company, becomes the "Beneficial Owner" (as defined below) of substantially all of the Common Stock of the Company from and after the date hereof. For the avoidance of doubt a Change in Control shall have occurred upon the closing of the transaction contemplated by the Merger Agreement (the "Merger Agreement") dated as of January 17, 2004 among Computer Network Technology Corporation, McData Corporation and Condor Acquisition, Inc., but with respect to such merger, at no time prior to the closing of the transaction. For purposes of this subsection (a), the following terms shall have the meanings set forth below:

            (i)    "Person" shall mean any individual, firm, limited liability company, corporation or other entity, and shall include any successor (by merger or otherwise) of any such entity.

            (ii)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (iii)  A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities that such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (determined as provided in Rule 13d-3 under the Exchange Act).

          Any other provision of this Agreement to the contrary notwithstanding, a "Change of Control" shall not include any transaction where, in connection with such transaction, the Employee and/or any party acting in concert with the Employee substantially increases the ownership interest of such person(s) in the Company or a successor to the Company (other than through conversion of prior ownership interests in the Company and/or through equity awards received entirely as compensation for past or future personal services).

          Further, any other provision of this Agreement to the contrary notwithstanding, a "Change in Control" shall not include one or more public offerings of the shares of Common Stock of the Company regardless of whether such shares are authorized but unissued shares or treasury shares of the Company.

          (b)   Cause: "Cause" shall mean: (a) conviction of the employee in a court of law of any felony or of any crime involving dishonesty, moral turpitude or violence; (b) participation by the employee in any fraud, misrepresentation, embezzlement, theft or misappropriation against the Company or after any Change of Control, the acquiror, or any of their affiliates, or any of their respective customers, suppliers, vendors or business associates; (c) violation of lawful directions from the Company or after any Change of Control, any acquiror, or any of their affiliates or excessive absenteeism of employee; (d) a breach by the employee of any provision of such employee's employment agreement or offer or non-compliance with the employer's policies or (e) gross negligence or willful misconduct in the performance of job duties.

          (c)   Good Reason: For purposes of this Agreement, "Good Reason" shall mean, without the Employee's express written consent, the occurrence, any time prior to or during the Retention Period, of any one or more of the following:

            (i)    The assignment to the Employee of duties substantially inconsistent with the Employee's duties, responsibilities, and the status of the Employee's position as of the date hereof, or a material reduction or alteration in the nature or status of the Employee's responsibilities from those in effect on the date hereof;

            (ii)   A reduction by the Company in the Employee's base salary as in effect on the date hereof or as the same shall be increased from time to time; and

            (iii)  The Company's requiring the Employee to be based at a location in excess of one hundred (100) miles from the location where the Employee is currently based.

          (d)   Notice of Termination: Any termination by the Company for Cause or by the Employee for Good Reason shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provisions so indicated.

          (e)   Retention Period: "Retention Period" shall mean the time period commencing on the date of Change of Control and expiring at the close of business on the 9-month anniversary thereof.

        2.     Grant of Restricted Stock.

          (a)   Subject to the terms and conditions of the Plan and of this Agreement (and subject to execution of this Agreement by Employee), the Company has granted to Employee «shares» Shares of Restricted Stock. Such Shares are subject to the restrictions provided for in this Agreement.

          (b)   The Shares of Restricted Stock shall be evidenced by a duly issued stock certificate or certificates registered in the name of Employee. Employee shall have all rights of a shareholder of the Company with respect to the Restricted Stock (including voting rights and the right to receive dividends and other distributions), except that all restrictions provided for herein shall apply to the Restricted Stock and to any other securities distributed with respect to such Restricted Stock.

          (c)   No Restricted Stock may be sold, transferred, pledged, hypothecated or otherwise encumbered or disposed of (except pursuant to the Merger Agreement) until such Restricted Stock has vested in Employee in accordance with all terms and conditions of this Agreement. The

  Restricted Stock shall remain restricted and subject to forfeiture by Employee to the Company unless and until such Restricted Stock has vested in Employee in accordance with all terms and conditions of this Agreement.

          (d)   Each stock certificate evidencing any Restricted Stock shall contain such legends and stock transfer instructions or limitations as may be determined or authorized by the Committee in its sole discretion; and the Company may, in its sole discretion, retain custody of any such certificate throughout the period during which any Restrictions are in effect and require, as a condition to issuing any such certificate, that the Employee tender to the Company a stock power duly executed in blank relating thereto.

        3.     Normal Vesting. For purposes of this Agreement, the term "Employment" and similar terms shall include the providing of services to the Company, or an Affiliate thereof, in the capacity of employee. If the Employee remains continuously employed by the Company or an Affiliate thereof (excluding any periods during which the Employee is on approved leaves of absence) for a period of two (2) years commencing with the date of this Agreement, then the Restricted Stock will vest.

        4.     Accelerated Vesting. Notwithstanding paragraph 3, above:

          (a)   Upon a Change of Control of the Company, the Employee's Restricted Stock Award will vest 100%, but only if the Employee remains employed by the Company, its successor, or an Affiliate for the Retention Period. The Employee will not be eligible for accelerated vesting of the Restricted Stock if the Employee's employment is terminated prior to completion of the Retention Period: (i) by the Company for Cause; or (ii) by the Employee other than for Good Reason. If the Employee's employment is terminated prior to or during the Retention Period by the Company without Cause, or by the Employee for Good Reason, the Employee's Restricted Stock will vest 100% immediately; and

          (b)   The Restricted Stock shall vest immediately upon the death of the Employee or the Employee's becoming disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) while employed by the Company.

        5.     Issuance of Unrestricted Shares. Upon the vesting of any Shares of Restricted Stock, all restrictions on the transferability of such Shares of Restricted Stock will lapse, and the Company will, subject to the satisfaction of any conditions contained in the Plan and any payment required under Section 7, issue to the Employee a certificate evidencing such Shares that is free of transfer or other restrictions.

        6.     Forfeiture. Except as otherwise specifically provided in this Agreement, if the Employee's employment with the Company, or an Affiliate thereof, is terminated, other than by reason of the Employee's death or disability (within the meaning of Section 22(e)(3) of the Code), then any Restricted Stock that has not previously vested shall be forfeited by Employee to the Company. Employee shall thereafter have no right, title or interest whatever in such Restricted Stock, and Employee shall immediately return to the Company all certificates representing Shares of Restricted Stock so forfeited.

        7.     Tax Withholding. The Company or an Affiliate may be obligated or permitted to withhold or pay federal, state, and local income taxes, social security taxes, national insurance contributions, or other taxes upon the vesting of Shares of Restricted Stock, or upon an election made under Section 83(b) of the Code. If the Company or an Affiliate is required or permitted to withhold or pay such taxes, the Employee will promptly pay in cash upon demand to the Company or the Affiliate, such amounts as shall be necessary to satisfy or fund the Company or the Affiliate; provided however, that in lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, permit the Employee to elect to cover all or any part of the withholdings or payments, and to cover any additional withholdings or payments up to the amount needed to cover the Employee's full federal, state, and local tax with respect to income arising upon the vesting of Shares of Restricted Stock, or upon an election made under Section 83(b) of the Code, through a reduction of the number of Common Shares delivered upon such vesting or through a subsequent return to the Company of shares delivered upon such vesting, in each case valued in the same manner as used in computing the taxes under the applicable laws. Further, such elections may be subject to the limitations of the Exchange Act. The Company or the Affiliate may deduct such withholdings or an amount sufficient to cover such payments from subsequent earnings payable to Employee. To the extent that the Company or the Affiliate cannot (or does not) make the deductions, the Employee or person becoming vested in the unrestricted Shares or making the election made under Section 83(b) of the Code shall enter into such arrangements for the individual to reimburse the Company or the Affiliate for the amount of the tax liability as the Company shall require, and the Company may make the individual's agreement to such arrangements a condition of the vesting in the Shares of Restricted Stock or the receipt of unrestricted Shares under the Plan.

        8.     The Committee; Adjustments. The Committee, in its sole and absolute discretion, shall determine (i) whether the Employee has become disabled (within the meaning of Section 22(e)(3) of the Code) and (ii) any other terms and conditions relating to this award. The Committee may modify this award, in its sole and absolute discretion, to adjust the number or type of securities subject hereto in the event of a reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company.

        9.     Employment. This Agreement shall not give Employee any right to continued employment with the Company or any Affiliate, and the Company or any Affiliate employing Employee may terminate such employment or otherwise treat Employee without regard to the effect it may have upon Employee or any Restricted Stock under this Agreement.

        10.   Other Benefit And Compensation Programs. The Shares of Restricted Stock received by Employee under this Agreement shall not be deemed a part of Employee's regular, recurring compensation for purposes of the termination, indemnity, or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract, or similar arrangement provided by the Company (or an Affiliate of the Company) unless expressly so provided by such other plan, contract, or arrangement, or unless the Committee determines that the Restricted Stock, or a portion thereof, should be included to accurately recognize that the Restricted Stock grant has been made in lieu of a portion of competitive cash compensation, if such is the case.

        11.   Interpretation Of This Agreement. All decisions and interpretations made by the Committee with regard to any question arising under this Agreement or the Plan shall be binding and conclusive upon the Company and Employee. In the event that there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

        12.   Miscellaneous. This Agreement is entered into pursuant to the Plan and is subject to all of the terms and conditions contained in the Plan. A copy of the Plan is on file with the Company; and, by acceptance hereof, the Employee agrees and accepts this Agreement subject to the terms of the Plan. This Agreement shall be binding upon and inure to the benefit of any successor of the Company. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota. This Agreement contains all terms and conditions with respect to the subject matter hereof and no amendment, modification or other change hereto shall be of any force or effect unless and until set forth in a writing executed by Employee and the Company.

        IN WITNESS WHEREOF, Employee has executed this Agreement and the Company has caused this Agreement to be executed by its duly authorized officer, all as of the day and year first above written.

COMPUTER NETWORK TECHNOLOGY CORPORATION
By:
Its	Director of Compensation and Benefits
«employee»

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COMPUTER NETWORK TECHNOLOGY CORPORATION STOCK AWARD PROGRAM (as amended and restated through ) RESTRICTED STOCK AGREEMENT